Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies

Note 31	Commitments and contingencies
Commitments
The following table is a summary of our contractual obligations at December 31, 2019 that are due in each of the next five years and thereafter.

	2020	2021	2022	2023	2024	THERE- AFTER	TOTAL
Commitments for property, plant and equipment and intangible assets	1,050	796	656	521	381	589	3,993
Purchase obligations	593	510	460	297	180	370	2,410
Leases committed not yet commenced	10	4	3	3	2	5	27
Total	1,653	1,310	1,119	821	563	964	6,430

Our commitments for property, plant and equipment and intangible assets include program and feature film rights and investments to expand and update our networks to meet customer demand.
Purchase obligations consist of contractual obligations under service and product contracts for operating expenditures and other purchase obligations.

Our commitments for leases not yet commenced include OOH advertising spaces and real estate with lease terms ranging from 4 to 20 years. These leases are non-cancellable.

Contingencies
As part of its ongoing review of wholesale Internet rates, on October 6, 2016, the CRTC significantly reduced, on an interim basis, some of the wholesale rates that Bell Canada and other major providers charge for access by third-party Internet resellers to fibre-to-the-node (FTTN) or cable networks, as applicable. On August 15, 2019, the CRTC further reduced the wholesale rates that Internet resellers pay to access network infrastructure built by facilities-based providers like Bell Canada, with retroactive effect back to March 2016 (the Decision). The estimated cost impact to Bell Canada of the Decision could be in excess of $100 million, if not overturned or otherwise modified. Bell Canada and five major cable carriers (the Applicants) have obtained leave to appeal the Decision from the Federal Court of Appeal. The Federal Court of Appeal has also granted stay of the Decision until it makes its final ruling. The Applicants and TELUS Communications Inc. (Telus) further appealed the Decision to the Federal Cabinet and have filed review and vary applications of the Decision with the CRTC. As a result of the stay, the impact of the Decision has not been recorded in our 2019 financial statements.
In the ordinary course of business, we become involved in various claims and legal proceedings seeking monetary damages and other relief. In particular, because of the nature of our consumer-facing business, we are exposed to class actions pursuant to which substantial monetary damages may be claimed. Due to the inherent risks and uncertainties of the litigation process, we cannot predict the final outcome or timing of claims and legal proceedings. Subject to the foregoing, and based on information currently available and management’s assessment of the merits of the claims and legal proceedings pending at March 5, 2020, management believes that the ultimate resolution of these claims and legal proceedings is unlikely to have a material and negative effect on our financial statements. We believe that we have strong defences and we intend to vigorously defend our positions.